FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2003



                             MEDTOX SCIENTIFIC, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


 1-11394                                                            95-3863205
(Commission File Number)                       (IRS Employer Identification No.)


402 West County Road D
St. Paul, Minnesota                                                      55112
(Address of principal executive offices)                              (Zip Code)


                                 (651) 636-7466
              (Registrant's telephone number, including area code)

Item 9.           Regulation FD Disclosure

     On January 27, 2003, the company issued a press release regarding an industry article that was written highlighting the company. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MEDTOX Scientific, Inc.




Date:  January 27, 2003                        By:       /s/ Richard J. Braun
                                                         -----------------------
                                               Name:     Richard J. Braun
                                               Title:    Chief Executive Officer